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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 28, 2004

                          MEMORY PHARMACEUTICALS CORP.
             (Exact name of registrant as specified in its charter)

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
         DELAWARE                      000-50642                04-3363475
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)
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
                 100 PHILIPS PARKWAY                         07645
                MONTVALE, NEW JERSEY
      (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (201) 802-7100

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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02(D) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On September 30, 2004, Memory Pharmaceuticals Corp. (the "Registrant") issued a press release announcing that on September 28, 2004 its Board of Directors (the "Board") elected Peter F. Young as a Class II director, to serve until the 2006 annual meeting of stockholders. Mr. Young fills the vacancy created by the resignation of Michael Sheffery, Ph.D. from the Board, which was effective on Mr. Young's election. A copy of the press release that includes this announcement is attached hereto as Exhibit 99.1.

         Mr. Young was also appointed to the Audit Committee of the Board, filling the vacancy created by Dr. Sheffery's resignation. Mr. Young's appointment to the Audit Committee is based on the Board's determination that Mr. Young meets the independence and other requirements applicable to the Audit
Committee prescribed by the NASD listing standards and the Securities and Exchange Commission.

         Mr. Young is not party to any arrangement or understanding with any person pursuant to which he was selected to serve as a director; nor is Mr.
Young a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

         In connection with his appointment to the Board, Mr. Young, in his capacity as an Outside Director (as defined in the 2004 Incentive Plan (the
"Plan")), received a stock option grant for 20,000 shares of the Registrant's common stock at an exercise price of $7.75 per share (the "Initial Grant"). The
Initial Grant vests over three years, with the first 33% vesting on the first anniversary of the grant date and the remainder vesting every three months thereafter. In addition, if the Registrant's 2005 annual meeting of stockholders occurs at least six months after the date that Mr. Young joined the Registrant's
Board, Mr. Young will, on the date of the meeting, automatically receive a stock option grant for 10,000 shares of the Registrant's common stock at an exercise price equal to the fair market value on that date (the "Subsequent Grant"). The
Subsequent Grant will vest in one installment on the first anniversary of the grant date.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits.

             10.1* Form of Registrant's Notice of Initial Grant to members of the Registrant's Board of Directors
             10.2* Form of Registrant's Notice of Subsequent Grant to members of the Registrant's Board of Directors
             99.1   Press Release dated September 30, 2004

       * Indicates management contract or compensatory plan or arrangement
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MEMORY PHARMACEUTICALS CORP.
                                Registrant)

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
     September 30, 2004         By: /s/ Dennis M. Keane
     ------------------             -------------------
           Date                     Dennis M. Keane
                                    Chief Financial Officer
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                                  EXHIBIT INDEX

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
    Exhibit               Description
    -------               -----------
    Number
    ------
     10.1*                Form of Registrant's Notice of Initial Grant to members of the
                          Registrant's Board of Directors
     10.2*                Form of Registrant's Notice of Subsequent Grant to members of the
                          Registrant's Board of Directors
      99.1                Press Release dated September 30, 2004

* Indicates management contract or compensatory plan or arrangement